                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 21, 1999


                     Fleet Bank (RI), National Association
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

          United States                               333-52583-01                           050495490
-------------------------------                ------------------------            ----------------------------
(State or Other Jurisdiction of                (Commission File Number)            (IRS Employer Identification
        Incorporation)                                                                       Number)


          111 Westminster Street
         Providence, Rhode Island                                       02903
 ---------------------------------------                              ----------
 (Address of Principal Executive Office)                              (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On October 21, 1999, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 1999-C and Series 1999-D.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                  5.1      Legality Opinion of Orrick, Herrington & Sutcliffe
                           LLP.

                  23.1     Consent of Orrick, Herrington & Sutcliffe LLP
                           (included in opinion filed as Exhibit 5.1)

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEET BANK (RI), NATIONAL ASSOCIATION
                                        On behalf of the Fleet Credit Card
                                        Master Trust II


                                      By:  /s/ Jeffrey A. Lipson
                                           ---------------------
                                      Name:    Jeffrey A. Lipson
                                      Title:   Vice President

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------
5.1      Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)